Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
21.	COMMITMENTS AND CONTINGENCIES

On March 4, 2024, an entity that holds some Warrants, or the Warrant Holder, sent us a letter alleging that we had breached the warrant agreement between Arisz and Continental Stock Transfer & Trust Company when we allegedly failed to allow the Warrant Holder to exercise a portion of the Warrants it holds on that same day, thus, resulting in potential loss to the Warrant Holder. The Warrant Holder threatened to file litigation against us. We dispute the claim of breach and maintain that we have not breached the warrant agreement. On September 11, 2024, the Warrant Holder filed a complaint against us in the United States District Court for Southern District of New York, which was subsequently amended by the Warrant Holder on November 27, 2024. We moved to dismiss all of the claims on December 18, 2024 and that motion is fully briefed before the court and awaiting a decision. We intend to defend the lawsuit vigorously but we cannot predict the outcome at this time due to its early stage.

In December 2024, the Company entered into a two-year framework agreement with Bitmain to purchase up to 80,000 S-series miners (including but not limited to the S21 XP and S21 Pro). Under the terms of the framework agreement, the Company has the flexibility to place orders in batches over a two-year period. The machines will be available for self-mining operations as well as providing mining services to customers, including miner resales, cloud mining and miner hosting services, depending on market conditions and our evolving miner capacity requirements. Additionally, the framework agreement includes payment terms, enabling management to pay, at its option, part of the purchase price in the Company’s ordinary shares as well as the ability to defer part of payments after delivery of the miners.